AMENDMENT No. 2                   Exhibit 10.23
                                       TO

                            THE DEL WEBB CORPORATION

                                 UMBRELLA TRUST


         THIS AMENDMENT to the Del Webb corporation Umbrella Trust is entered into by and between Del Webb Corporation and The Valley National Bank of Arizona, N.A., is effective as of January 1, 1990, and has been executed as of this 14 day of March, 1990.

         WHEREAS, Del Webb Corporation (the "COMPANY") has established the Del Webb Corporation Umbrella Trust (the "Trust") effective June 11, 1987 with The Valley National Bank of Arizona, N.A. as Trustee (the "Trustee"), and

         WHEREAS, the Company intends to include the Supplemental Executive Retirement Plan II within the Trust; and

         WHEREAS, the Trust inadvertently fails to provide a means to add additional plans to the Trust; and

         WHEREAS, pursuant to Section 7.02 of the Trust, the right to amend the Trust is reserved to the Company and the Trustee, with the Written Consent of Participants; and

         WHEREAS,  the  Company  and  Trustee,   with  the  Written  Consent  of
Participants, have approved the amendment to the Trust;

         NOW, THEREFORE, the Trust is amended as follows:

         Section 1.05 shall be added as follows:

         1.05 Plans Covered.
              --------------

                  1.05-1 The following Plans are subject to the Trust: a) Supplemental Executive Retirement Plan I; b) Supplemental Executive Retirement Plan II.

                  1.05-2 Prior to the occurrence of a Triggering Event as described in Section 2.01-2 or a Change in Control as described in
         Section 1.04-2, the Company, in its sole discretion, shall designate such benefit plans as it may determine from time to time to be subject to the Trust.

                                 AMENDMENT NO. 2

                                       TO

                            THE DEL WEBB CORPORATION

                                 UMBRELLA TRUST
                                   (Continued)

         Except as herein before amended, all of the remaining terms and provisions of the Trust shall remain in full force and effect.




                                            DEL WEBB CORPORATION

                                       By: /s/ David E. Rau
                                           --------------------------------
                                       Its: Vice President - Taxes
                                           --------------------------------

                                           THE VALLEY NATIONAL BANK OF
                                           ARIZONA, N.A..

                                           By: /s/ Verna M. Hegeman
                                           --------------------------------
                                           Its: Assistant Vice President
                                           --------------------------------

                              DEL WEBB CORPORATION

                                 UMBRELLA TRUST

                         WRITTEN CONSENT OF PARTICIPANTS




Consent to Amendment No. 2 to the Del Webb Corporation Umbrella Trust pursuant to Section 7.02 is hereby given:



Date_________________________        /s/ Philip J. Dion
                                     -----------------------------------
                                         Philip J. Dion

Date_________________________       /s/ Ernest E. East
                                     -----------------------------------
                                        Ernest E. East

Date_________________________      /s/ John A. Spencer
                                     -----------------------------------
                                       John A. Spencer

                                 AMENDMENT NO. 1

                                       TO

                            THE DEL WEBB CORPORATION

                               UMBRELLA TRUST (TM)




         THIS AMENDMENT to the Del Webb Corporation Umbrella Trust (TM) is entered into by and between Del Webb Corporation and The Valley National Bank of Arizona, N.A., is effective as of January 1, 1989, and has been executed as of this 8th day of February, 1989

         WHEREAS, Del Webb Corporation (the "Company") has established the Del Webb Corporation Umbrella Trust (TM) (the "Trust") effective June 11, 1987 with the Valley National Bank of Arizona, N.A. as Trustee (the "Trustee"); and

         WHEREAS, the Trust document was submitted to the Internal Revenue Service ("IRS") for a letter ruling; and

         WHEREAS, the IRS requested certain revisions to the document prior to issuing a favorable letter ruling; and

         WHEREAS, the Company has received a favorable letter ruling conditioned on making the amendment to the Trust set forth below; and

         WHEREAS, pursuant to Section 7.02 of the Trust, the right to amend the Trust is reserved to the Company and the Trustee, with the Written Consent of Participants; and

         WHEREAS,  the  Company  and  Trustee,   with  the  Written  Consent  of
Participants, have approved the amendment of the Trust as follows:

         FIRST: Article I, Section 1.02 paragraph 3 of the Trust shall be amended by adding a new first sentence to read as follows:

             1.02-3 This trust is intended to be unfunded for purposes of ERISA.

         SECOND: Article II, Section 2.01 paragraph 2 of the Trust shall be amended by replacing "shall" with "may" to read as follows:
                                                                             (1)

                                 AMENDMENT NO. 1

                                       TO

                            THE DEL WEBB CORPORATION

                               UMBRELLA TRUST (TM)
                                   (Continued)


             2.01-2 The Company may, upon the occurrence of any of the events described in 2.01-3 ("triggering event"), contribute to the trust the sum of the following:

         THIRD: Article V, Section 5.01 paragraph 2 of the Trust shall be restated in its entirety to read as follows:

             5.01-2 The Chief Executive Officer and the Board of Directors of the Company shall promptly give notice to the Trustee upon becoming Insolvent. If the Trustee receives such notice or receives from any other person claiming to be a creditor of the Company a written allegation that the Company is Insolvent, the Trustee shall independently determine whether such insolvency exists. The expenses of such determination shall be allowed as administrative expenses of the trust.

         FOURTH: Article V, Section 5.01 paragraph 3 of the Trust shall be restated in its entirety to read as follows:

             5.01-3 Upon receipt of the notice of allegation described in 5.01-2, the Trustee shall discontinue making payments from the trust fund to participants under the Plans, and the Trustee shall commence Insolvency Administration under 5.02.


         EXCEPT AS HEREIN BEFORE AMENDED, all of the remaining terms and provisions of the Trust shall remain in full force and effect.


                                     DEL WEBB CORPORATION

                                     By:/s/ David E. Rau
                                        --------------------------------------
                                        Its Vice President

                                     THE VALLEY NATIONAL BANK OF ARIZONA, N.A.

                                     By: /s/ Verna M. Hegeman
                                        --------------------------------------
                                         Its Assistant Vice President
                                                                             (2)

                         WRITTEN CONSENT OF PARTICIPANTS


Consent  to amend the Del Webb  Corporation  Umbrella  Trust  (TM)  pursuant  to
Section 7.02 is hereby given:



Date:         2/9/89                      /s/Philip J. Dion
     ------------------------------       -------------------------------
                                             Philip J. Dion

Date:   February 9, 1989                  /s/Ernest E. East
     ------------------------------       -------------------------------
                                             Ernest E. East

Date:      2/9/89                         /s/John A. Spencer
     ------------------------------       -------------------------------
                                             John A. Spencer

Date:      2/9/89                         /s/Paul H. Tatz
     ------------------------------       -------------------------------
                                             Paul H. Tatz

                             DEL E. WEBB CORPORATION

                                 UMBRELLA TRUST

                                   JUNE, 1987









Del E. Webb Corporation
3800 N. Central Avenue
Phoenix, Arizona  85038                                                 Company



The Valley National Bank
  of Arizona, N.A.
Trust Division
241 North Central Avenue
Phoenix, Arizona  85001                                                 Trustee

                                TABLE OF CONTENTS




Preamble

                                                                            PAGE
                                                                            ----
ARTICLE I             Effective Date; Duration                                 2
                      1.01       Effective Date                                2
                      1.02       Duration                                      2
                      1.03       Revocability                                  4
                      1.04       Change in Control                             4

ARTICLE II            Trust      Fund                                          6
                      2.01       Contributions                                 6
                      2.02       Investments                                   9
                      2.03       Recapture of Excess Assets                   11
                      2.04       Subtrusts                                    11
                      2.05       Substitution of Other Property               12

ARTICLE III           Administration                                          12
                      3.01       Committee                                    12
                      3.02       Payment of Benefits                          13
                      3.03       Disputed Claims                              13
                      3.04       Records                                      15
                      3.05       Accountings                                  15
                      3.06       Expenses and Fees                            16

ARTICLE IV            Liability                                               16
                      4.01       Indemnity                                    16
                      4.02       Bonding                                      17

                                TABLE OF CONTENTS
                                   (Continued)
                                                                            PAGE
                                                                            ----
ARTICLE V             Insolvency                                              17
                      5.01       Determination of Insolvency                  17
                      5.02       Insolvency Administration                    18
                      5.03       Termination of Insolvency
                                 Administration                               19
                      5.04       Creditors' Claims During Solvency            19

ARTICLE VI            Successor Trustees                                      20
                      6.01       Resignation and Removal                      20
                      6.02       Appointment of Successor                     20
                      6.03       Accountings; Continuity                      21

ARTICLE VII           General Provisions                                      22
                      7.01       Interests Not Assignable                     22
                      7.02       Amendment                                    22
                      7.03       Applicable Law                               23
                      7.04       Agreement Binding on All Parties             23
                      7.05       Notices and Directions                       23
                      7.06       No Implied Duties                            24


EXHIBIT A

                                 INDEX OF TERMS



                  TERM                  PROVISION                    PAGE
- ---------------------------------       ---------                    ----

Act                                     1.04-2(a)                     5

Board                                   1.04-2(b)                     6

Change in Control                       1.04-2                        5
Committees                              Preamble                      1
Company                                 Heading                       1

ERISA Funding                           1.02-4                        4
Excess Assets                           2.03-2                       11

Insolvency Administration               5.02                         18
Insolvent                               5.01-1                       17

Plans                                   Preamble                      1

Solvency                                5.04-2                       20
Subtrusts                               2.04                         11

Trustee                                 Heading                       1

                             DEL K. WEBB CORPORATION

                                 UMBRELLA TRUST

                                   JUNE, 1987


Del E. Webb Corporation
3800 N. Central Avenue
Phoenix, Arizona  85038                                           Company



The Valley National Bank
  of Arizona, N.A.
Trust Division
241 North Central Avenue
Phoenix, Arizona  85001                                           Trustee


                   The Company has adopted the following plans (the Plans) for the benefit of eligible executive employees and directors of the Company and its affiliates:
                   Del K. Webb Corporation Executive Deferred
                   Compensation Plan

                   Del E. Webb  Corporation  Supplemental  Executive
                   Retirement Plan

The Plans are administered by the Company's Benefits Advisory Committee and Human Resources Committee, respectively (the Committees), appointed by the Company. The purpose of this trust is to give Plan participants greater security by placing assets in trust for them for use only to pay benefits or, if the Company becomes insolvent, to pay creditors. The trust is intended to be a grantor trust, the income of which is taxable to the Company. No contribution to or income of the trust is to be taxable to Plan participants until benefits are distributed to them.

                   The parties therefore establish this trust on the following terms:

                                    ARTICLE I

                            Effective Date: Duration
                            ------------------------

         1.01 Effective Date
              --------------

              This trust shall be effective June 11, 1987. The trust year shall coincide with the Company's fiscal year, which is the calendar year.

         1.02 Duration
              --------

              1.02-1 This trust shall continue in effect until all the assets of the trust fund are exhausted through distribution of benefits to participants, payment to general creditors in the event of insolvency, payment of fees and expenses of the Trustee and return of remaining funding of a Subtrust pursuant to 1.02-2.

              1.02-2 Except as provided in 1.03, the trust shall be irrevocable with respect to amounts contributed to it for a Plan until all benefit rights covered by the Subtrust for that Plan are satisfied. The Trustee shall then return to the Company any assets remaining in the Subtrust for that Plan.

              1.02-3 If the existence of this trust is held to be ERISA Funding by a federal court and appeals from that holding are no longer timely or have been exhausted, this trust shall terminate. Upon such termination, the assets of each Subtrust remaining after payment of the Trustee's fees and expenses shall be distributed as follows:

                           (a) If none of the events  described  in 2.01-3  have
                  occurred, such assets shall be returned to the Company. The Company shall then either (i) transfer such assets to a new trust which is not deemed to be ERISA Funding, but which is similar in all other respects to this Trust; or (ii) if it is not possible to establish the trust in (i) above, then the assets returned to the Company shall be retained by the Company.

                           (b) If any of the  events  described  in 2.01-3  have
                  occurred, and more than twenty-four (24) months has elapsed without a Change in Control, as defined in 1.04-2, occurring, then (a) above shall apply.

                           (c) If any of the  events  described  in 2.01-3  have
                  occurred and either twenty-four (24) months or less has elapsed or there has been a Change in Control, as defined in 1.04- 2, then such assets shall be allocated in proportion to the accrued benefit rights of the participants and distributed to them in lump sums. Any assets remaining shall be returned to the Company.

              1.02-4 This trust is ERISA Funding if it prevents any of the Plans from meeting the "unfunded" criterion of the exceptions to various requirements of Title I of the Employee Retirement Income Security Act of 1974 for plans that are unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

         1.03 Revocability
              ------------

              1.03-1 This trust shall become irrevocable upon the issuance by the Internal Revenue Service of a private letter ruling establishing that its existence and ownership of assets do not cause the benefit rights of participants under the Plans to be taxable currently. If such a ruling is denied or if the Internal Revenue Service declines to issue such a ruling the Company may revoke the trust and take possession of all assets held by the Trustee for the trust.

              1.03-2 Notwithstanding the provisions of 1.03-1, if any of the events described in 2.01-3(a), (b) or (c) has occurred, the Company may declare the trust to be irrevocable.

         1.04 Change in Control
              -----------------

              1.04-1 On a Change in Control described in 1.04-2 the trust assets shall be held for participants who had benefit rights under the Plans before the Change in Control occurred. If the Company makes contributions for benefits owed to new participants under a Plan, such contributions and any insurance contracts or other assets purchased with them shall be held in a new Subtrust separate from the existing Subtrust for previous participants. The existing Subtrust shall cover all the benefits provided by the Plan for a previous participant, including benefits accrued after the Change in Control.

              1.04-2 "Change in Control" means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if:

                           (a) Any  "person"  (as such term is used in  Sections
                  13(d) and 14(d)(2) of the Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of Directors; or

                           (b) Within two years of a tender offer or exchange offer for the voting stock of the Company (other than by the Company) or as a result of a merger, consolidation, sale of assets or contested election or any combination of the foregoing, the persons who were Directors of the Company immediately prior thereto shall cease to constitute a majority of the Board of the Company (the "Board") or of its successor by merger, consolidation or sale or assets.

         With respect to employees of any subsidiary corporation "Change in Control" shall be deemed to have occurred upon disposition of more than 50% of the outstanding capital stock of that subsidiary by Del E. Webb Corporation, but shall not include, however, a "spinoff" distribution by Del E. Webb Corporation to its shareholders, pro rata, of any or all of its shares of the capital stock of the subsidiary.

                                   ARTICLE II

                                   Trust Fund
                                   ----------

         2.01 Contributions
              -------------

              2.01-1 The Company shall contribute to the trust such amounts as the Committees shall reasonably decide are necessary to purchase the insurance contracts and to pay premiums and loan interest payments, all as described in 2.02-1. The time of payment of contributions shall be decided by the Committees, except as provided in 2.01-2.

              2.01-2 The Company shall, upon the occurrence of any of the events described in 2.01-3 ("triggering event"), contribute to the trust the sum of the following:

                           (a) The present value of the  remaining  premiums and
                  the interest on any policy loans on insurance contracts held in the trust.

                           (b) The  amount  by which  the  present  value of all
                  benefits payable under the Plans exceeds the value of all trust assets. Each participant's benefit for purposes of calculating present value shall be the highest benefit the participant would have under the Plan within the 24 months following the triggering event, assuming that no changes are made in the participant's level of income deferral, that employment continues for 24 months at the same rate of compensation, and that the participant receives any benefit enhancement provided by the Plan upon a Change in Control. The insurance contracts shall be valued at cash surrender value.

                           (c) A reasonable  estimate provided by the Trustee of
                  its fees due over the remaining duration of the trust.

              2.01-3 The events referred to in 2.01-2 shall include the following:

                           (a) The  delivery to the  Company by any  person,  as
                  defined in Section 13(d)(3) of the Act, of a statement containing the information required by Schedule 13-D under the Act, or any amendment to any such statement, that shows that such person has acquired, directly or indirectly, the beneficial ownership or (i) more than 20 percent or any class of equity security of tne Company entitled to vote as a class in the election or removal from office or directors, or (ii) more than 20 percent of the voting power of any group of classes or equity securities of the Company entitled to vote as a single class in the election of removal from office directors.

                           (b) The Company  becomes  aware that  preliminary  or
                  definitive copies of a proxy statement and information statement or other information have been filed with the Securities and Exchange Commission pursuant to Rule 4a-6, Rule 14c-5, or rule 14f-1 under the Act relating to a proposed change in control of the Company.

                           (c) The  delivery  to the  Company  pursuant  to Rule
                  14d-3 under the Act of a Tender Offer Statement relating to equity securities of the Company.

                           (d) The  termination  of  either  of the Plans by the
                  Company or any amendment to either of the Plans which would reduce the benefits currently provided for under such Plan.

                           (e) Failure by the Company to  contribute,  within 60
                  days of receipt of a written notice from the Trustee, the full amount of any insufficiency in trust assets that is required to pay any benefit that is payable upon a direction from the Committee pursuant to 3.02-2 or upon resolution of a disputed claim pursuant to 3.03-2.

              2.01-4 The calculations required under 2.01-2 shall be based on the actuarial assumptions set forth in the attached Exhibit A, which, prior to a Change in Control, may be revised by the Committee from time to time. For purposes of 2.01-2(a), the discount rate shall be the same as the rate applied to determine the present value of the Benefit Liability.

              2.01-5 The Trustee shall accept the contributions made by the Company and shall hold them as a trust fund for the payment of benefits under the Plans. The Trustee shall not be responsible for determining the required amount of contributions or for collecting any contribution not voluntarily paid. Contributions may be in cash or in kind, subject to approval and acceptance by the Trustee.

         2.02 Investments
              -----------

              2.02-1 The trust fund shall be invested primarily in insurance contracts. Such contracts may be purchased by the Company and transferred to the Trustee as in-kind contributions or may be purchased by the Trustee with the proceeds of cash contributions. The purchase and holding of such contracts shall be an investment directed by the Company, pursuant to 2.02-2. The Company's contributions to the trust shall include sufficient cash to make projected premium payments on such contracts and payments of any interest due on loans secured by the cash value of such contracts.

              2.02-2 The Trustee shall invest the trust fund in accordance with written directions by the Committee. The Trustee shall act only as an administrative agent in carrying out the directed investment transactions and shall not be responsible for the investment decision. If a directed transaction violates the duty to diversify, to maintain liquidity or to meet any other investment standard under this trust or applicable law, the entire responsibility shall rest upon the Company.

              2.02-3 If the Trustee does not receive instructions from the Committee for the investment of part or all of the trust fund, the Trustee shall invest it in securities or other property in accordance with applicable law. Permissible investments shall include, but not be limited to, the following:

                           (a) Preferred or common  stocks,  notes,  debentures,
                  bonds or other securities.

                           (b) Mutual  funds,  money market  funds,  com mercial
                  paper, savings and loan accounts, certificates of deposit and savings accounts, including deposits bearing a reasonable rate of interest in the savings department of the Trustee.

                           (c) Real estate or mortgages.

                           (d) Common or collective  investment funds maintained
                  by the Trustee.

         2.03 Recapture Of Excess Assets
              --------------------------

              2.03-1 In the event any Subtrust shall hold Excess Assets, the Committee, at its option, may direct the Trustee to return part or all of such Excess Assets to the Company.

              2.03-2 "Excess Assets" are assets of any Subtrust exceeding one hundred seventy-five percent (175%) of the present value of the benefits due participants in such Subtrust.

              2.03-3 The calculation required by 2.03-2 shall be based on the actuarial assumptions set forth in Exhibit A, and shall be made by The Company.

         2.04 Subtrusts
              ---------

              2.04-1 The Trustee shall establish a Subtrust for each Plan to which it shall credit contributions for that Plan. The account shall reflect an undivided interest in assets of the trust fund and shall not require any segregation of particular assets, except that an insurance contract covering benefits of a particular Plan shall be held in the subtrust for that Plan.

              2.04-2 The Trustee shall allocate investment earnings and losses of the trust fund among the Subtrusts in proportion to their balances, except that changes in the value of an insurance contract shall be allocated to the Subtrust for which it is held. Payments to general creditors during insolvency administration under 5.02 shall be charged against the Subtrusts in proportion to their balances, except the payment of benefits to a Plan participant as a general creditor shall be charged against the Subtrust for that Plan.

         2.05 Substitution of Other Property
              ------------------------------

              2.05-1 The Company shall have the power to reacquire part or all of the trust fund at any time, by substituting for it other property of equivalent value. Such power is exercisable in a nonfiduciary capacity.

              2.05-2 The value of any insurance contracts reac quired under 2.05-1 shall be the present value of future projected cash flow of benefits payable under the contract. The projection shall include death benefits based on reasonable mortality assumptions. The value of all other assets in the trust fund shall be fair market value. Values shall be determined by the Trustee.

                                   ARTICLE III

                                 Administration
                                 --------------

         3.01 Committee
              ---------

              3.01-1 The Committees are the plan administrators for the Plans and have full responsibility to interpret the Plans and determine the rights of participants and beneficiaries.

              3.01-2 The Trustee shall be given the names and specimen signatures of the Chairman, Secretary and members of each Committee. The Trustee shall accept and rely upon the names and signatures until notified of change. Instructions to the Trustee shall be signed for the Committee by the Chairman or such other person as the Committee may designate.

         3.02 Payment of Benefits
              -------------------

              3.02-1 The Trustee shall pay benefits to participants and beneficiaries on behalf of the Company in satisfaction of its obligations under the Plans. Benefit payments from a Subtrust shall be made in full until the assets of the Subtrust are exhausted. Payments due on the date the Subtrust is exhausted shall be made pro rata in proportion to the accrued benefit rights of the participants and beneficiaries to the extent of the remaining assets in such Subtrust. The Company's obligation shall not be limited to the trust fund and a participant shall have a claim against the Company for any payment not made by the Trustee.

              3.02-2 The Trustee shall make payments in accordance with written direction from the Committee, except as provided in 3.03. The Trustee shall make any required income tax withholding and shall pay amounts withheld to taxing authorities on the Company's behalf or determine that such amounts have been paid by the Company.

              3.02-3 A participant's entitlement to benefits under the Plans shall be determined by the Committee. Any claim for such benefits shall be considered and reviewed under the claims procedures set out in the Plans.

         3.03 Disputed Claims
              ---------------

              3.03-1 A participant with an account in this trust whose claim has been denied by the Committee or who has received no response to the claim within 30 days after submission, may submit the claim to the Trustee. The Trustee shall give notice of the claim to the Committee, If the Trustee receives no notice of response from the Committee within 30 days after the date the Committee is given the notice of claim, the Trustee shall pay the participant the amount claimed. If a notice of response is received within such 30 days, the Trustee shall consider the claim, including the Committee's response. If the merits of the claim depend on compensation, service or other data in the possession of the Company and it is not provided, the Trustee may rely upon information provided by the participant.

              3.03-2 The Trustee shall give notice to the participant and the Committee of its decision on the claim. Either the participant or the Committee may challenge the Trustee's decision by filing suit in a court of competent jurisdiction. If no such suit is filed within 30 days after notice of the Trustee's decision, the decision shall become final and binding on all parties. If the decision is to grant the claim, the Trustee shall make payment to the participant.

              3.03-3 The Trustee may decline to decide a claim and may file suit to have the matter resolved by a court of competent jurisdiction. All of the Trustee's expenses in the court proceeding, including attorneys fees, shall be allowed as administrative expenses of the trust.

              3.03-4 If the Committee opposes a claim presented under 3.03-1 and the Trustee ultimately pays the claim from the trust assets, the Company shall reimburse the Participant's expenses in pursuing the claim, Including attorneys fees at the trial and appellate level.

         3.04 Records
              -------

              The Trustee shall keep complete records on the trust fund open to inspection by the Company and the Committee at all reasonable times. In addition to accounts required below, the Trustee shall furnish to the Company and Committee any information requested about the trust fund.

         3.05 Accountings
              -----------

              3.05-1. The Trustee shall furnish each Committee with a complete statement of accounts annually within 60 days after the end of the trust year showing assets and liabilities and income and expense for the year of each Subtrust. The form and content of the account shall be sufficient for the Company to include in computing its taxable income and credits the income, deductions and credits against tax that are attributable to the trust fund.

              3.05-2 A Committee may object to an accounting within 60 days after it is furnished and require that it be settled by audit by a qualified, independent certified public accountant. The auditor shall be chosen by the Trustee from a list of at least five such accountants furnished by the Committee at the time the audit is requested. Either the Committee or the Trustee may require that the account be settled by a court of competent jurisdiction, in lieu of or in conjunction with the audit. All expenses of any audit or court proceedings, including reasonable attorneys' fees, shall be allowed as administrative expenses of the trust.

              3.05-3 If the Committee does not object to an accounting within the time provided, the account shall be settled for the period covered by it.

              3.05-4 When an account is settled, it shall be final and binding on all parties, including all participants and persons claiming through them.

         3.06 Expenses and Fees
              -----------------

              3.06-1 The Trustee shall be reimbursed for all expenses and shall be paid a reasonable fee fixed by it from time to time. No increase in the fee shall be effective before 60 days after the Trustee gives notice to the Company of the increase. The Trustee shall notify the Committee periodically of expenses and fees.

              3.06-2 The fees and expenses shall be paid from the trust fund. The Company shall reimburse the trust fund for any fees and expenses paid out of it, unless, immediately after the payment of any such fees and expenses, the Trust shall have Excess Assets, as determined under 2.03-2.

                                   ARTICLE IV

                                    Liability
                                    ---------

         4.01 Indemnity
              ---------

              The Company shall indemnify and defend the Trustee from any claim, loss, liability or expense arising from any action or inaction in administration of this trust based on direction or information from the Committee, absent willful misconduct or bad faith.

         4.02 Bonding
              -------

              The Trustee need not give any bond or other security for performance of its duties under this trust.

                                    ARTICLE V

                                   Insolvency
                                   ----------

         5.01 Determination of Insolvency
              ---------------------------

              5.01-1 The Company is Insolvent for purposes of this trust if:

                           (a) The  Company  is  persistently  unable to pay its
                  debts as they come due; or

                           (b)  The   Company  is  the   subject  of  a  pending
                  proceeding as a debtor under the Bankruptcy Code.


              5.01-2 The Chief Executive Officer or the Board of Directors of the Company shall promptly give notice to the Trustee upon becoming Insolvent. If the Trustee receives such notice or receives from any other person claiming to be a creditor of the Company a written allegation that the Company is Insolvent, the Trustee shall request the Company's then independent certified public accountants to determine whether such insolvency exists. The expenses of such determination shall be allowed as administrative expenses of the trust.

              5.01-3 The Trustee shall continue making payments from the trust fund to participants under the Plans while the existence of insolvency is being determined. Such payments shall cease and the Trustee shall commence Insolvency Administration under 5.02 upon the earlier of:

                           (a) A determination by the Company's then independent
                  certified public accountants that the company is Insolvent; or

                           (b) 30  days  after  the  notice  or   allegation  of
                  insolvency is received under 5.01-2, unless the Company's then independent certified public accountants have determined that the Company is not Insolvent since receipt of such notice or allegation.

              5.01-4 The Trustee shall have no obligation to investigate the financial condition of the Company prior to receiving a notice or allegation of insolvency under 5.01-2.


         5.02 Insolvency Administration
              -------------------------

              5.02-1 During Insolvency Administration, the Trustee shall hold the trust fund for the benefit of the general creditors of the Company and make payments only in accordance with 5.02-2. The Trustee shall continue the investment of the trust fund in accordance with 2.02.

              5.02-2 The Trustee shall make payments out of the trust fund in one or more of the following ways:

                           (a) To  general    creditors   in   accordance   with
                  instructions from a court, or a person appointed by a court, having jurisdiction over the Company's condition of insolvency;

                           (b) To Plan   participants   and   beneficiaries   in
                  accordance with such instructions; or

                           (c) In payment of its own fees or expenses.

              5.02-3 The Trustee shall be a secured creditor with a priority claim to the trust fund with respect to its own fees and expenses.

         5.03 Termination of Insolvency Administration
              ----------------------------------------

              5.03-1   Insolvency   Administration   shall  terminate  when  the
Company's  then  independent  certified  public  accountants  determine that the
Company:

                           (a) Is not  Insolvent,  in  response  to a notice  or
                  allegation of insolvency under 5.01- 2; or

                           (b) Has ceased to be Insolvent.

              5.03-2 Upon termination of Insolvency Administration under 5.03-1 the trust fund shall continue to be held for the benefit of the participants in the Plans. Benefit payments due during the period of Insolvency Administration shall be made as soon as practicable, together with interest from the due dates at the following rates:

                           (a) For the  Deferred  Compensation  Plan,  the  rate
                  credited on the participant's account under the Plan.

                           (b) For the Supplemental Executive Retirement Plan, a
                  rate equal to the interest rate fixed by the Pension Benefit Guaranty Corporation for valuing immediate annuities in the preceding month.

         5.04 Creditors Claims During Solvency
              --------------------------------

                  5.04.1 During periods of Solvency, the Trustee shall hold the trust fund exclusively to pay benefits and fees

              5.04-2 A period of Solvency is any period not covered by 5.02.

                                   ARTICLE VI

                               Successor Trustees
                               ------------------


         6.01 Resignation and Removal
              -----------------------


              6.01-1 The Trustee may resign at any time by notice to the Committee, which shall be effective in 60 days unless the Committee and the Trustee agree otherwise.

              6.01-2 The Trustee may be removed by the Committee on 60 days' notice or shorter notice accepted by the Trustee.

              6.01-3 When resignation or removal is effective, the Trustee shall begin transfer of assets to the successor Trustee immediately. The transfer shall be completed within 60 days, unless the Committee extends the time limit.

              6.01-4 If the Trustee resigns or is removed, the Committee shall appoint a successor by the effective date of resignation or removal under 6.01-1 or 6.01-2. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the trust.

         6.02 Appointment of Successor
              ------------------------

              6.02-1 The Committee may appoint any national bank or trust company that is unrelated to the Company and that has total assets in excess of $500,000,000 as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee including ownership rights in the trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Committee or the successor Trustee to evidence the transfer.

              6.02-2 The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing trust assets, subject to Article II. The successor Trustee shall not be responsible for and the Company shall indemnify and defend the successor Trustee from any claim or liability because of any action or inaction of any prior Trustee or any other past event, any existing condition or any existing assets.

         6.03 Accounts; Continuity
              --------------------

              6.03-1 A Trustee who resigns or is removed shall submit a final accounting to the Committee as soon as practicable. The accounting shall be received and settled as provided in 3.04 for regular accounts.

              6.03-2 No resignation or removal of the Trustee or change in identity of the Trustee for any reason shall cause a termination of the Plan or this trust.

                                   ARTICLE VII

                               General Provisions
                               ------------------

         7.01 Interests Not Assignable
              ------------------------

              7.01-1 The interest of a participant in the trust fund may not be assigned, seized by legal process, transferred or subjected to the claims of the participant's creditors in any way.

              7.01-2 The Company may not create a security interest in the trust fund in favor of any of its creditors. The Trustee shall not make payments from the trust fund of any amounts to creditors of the Company who are not Plan participants, except as provided in 5.02.

              7.01-3 The participants shall have no interest in the assets of the trust fund beyond the right to receive payment of Plan benefits and reimbursement of expenses from such assets subject to the instructions for insolvency administration referred to in 5.02-2. During Insolvency Administration the participants' rights to trust assets shall not be superior to those of any other general creditor of the Company.

         7.02 Amendment
              ---------

               The Company and the Trustee may amend this trust at any time by a written instrument executed by both parties and consented to in writing by a majority of all the participants in the Plans to whom benefit payments are owed at the time the amendment is adopted.

         7.03 Applicable Law
              --------------

              This trust shall be construed according to the Laws of Arizona except as preempted by federal law.

         7.04 Agreement Binding on All Parties
              --------------------------------

               This  agreement  shall  be  binding  upon  the  heirs,   personal
representatives, successors and assigns of any and all present and future parties.

         7.05 Notices and Directions
              ----------------------

              Any notice or direction under this trust shall be in writing and shall be effective when actually delivered or, if mailed, when deposited postpaid as first-class mail. Mail to a party shall be directed to the address stated in this trust or to such other address as either party may specify by notice to the other party. Notices to the Committee shall be sent to the address of the Company. Notices to participants who have submitted claims under 3.02-2 shall be mailed to the address shown in the claim submission.

         7.06 No Implied Duties
              -----------------

              The duties of the Trustee shall be those stated in this trust, and no other duties shall be implied.

                   Company:              DEL WEBB CORPORATION


                                         By /s/ Alan B. O'Connor
                                            -------------------------------
                                            Its  Vice President, Human Resources

                                         Executed: June 11,  1987
                                                  ---------------

                   Trustee:              THE VALLEY NATIONAL BANK OF
                                           ARIZONA, N.A.

                                         By   /s/ Verna M. Hegeman
                                            -------------------------------
                                            Its Assistant Vice President

                                         Executed: July 22,  1987
                                                   --------------

                                    EXHIBIT A



                         Assumptions and Methodology for

                   Calculation Required Under 2.01-2 and 2.03



1. The liability will be calculated using two different assumptions as to when the employee terminates employment and receives a change of control benefit:

        a)     As of the trigger date,

        b) 24 months after the trigger date assuming future compensation continues at current levels

        The Benefit Liability will be the greater of the liabilities calculated in accordance with a) and b) above.

2. Calculations will be based upon the most valuable optional form of payment available to the participant.

3. The Benefit Liability is equal to the present value of benefits discounted to the trigger date at 12% per annum.

4. No mortality is assumed prior to the commencement of benefits. Future mortality is assumed to occur in accordance with the 1983 Group Annuity Table Male rates after the commencement of benefits.

5. Where left undefined by 1. through 4. above, calculations will be performed in accordance with generally accepted actuarial principles.

6. For the purpose of projecting deferral account balances, Moody's bond rate is assumed to remain at the last published rate prior to the Trigger Date.